Exhibit A

Registration Rights Agreement

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into this 7th day of December, 2012, by and between Single Touch Systems, Inc., a Delaware corporation whose business address is 2235 Encinitas Boulevard, Suite 210, Encinitas, California 92024 (the "Company"), and Peltz Capital Management, LLC, a Delaware limited liability company with a business address of 280 Park Ave, 41st Floor New York, NY 10017 ("PCM").

1. Mandatory Registration. The Company shall, at its sole cost and expense, file a registration statement (as amended or supplemented from time to time, the "Registration Statement") on the appropriate form under the Securities Act of 1933, as amended (the "Securities Act" or the "1933 Act"), with the Securities and Exchange Commission (the "SEC") covering the re-sale from time to time of all of the Registrable Securities, time being of the essence. The Company shall file the Registration Statement no later than February 5, 2013. The Company will use its best efforts to have the Registration Statement become effective as soon as possible after filing (and in any event within 90 days of the filing of such registration statement), and to keep such Registration Statement effective for a minimum of three years. The term "Registrable Securities" shall mean the securities issuable upon exercise of that certain Option Agreement dated December 7, 2012, between Anthony Macaluso and PCM (the "Option Agreement"); provided that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (B) such security becoming eligible for sale by PCM without any restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as confirmed by an opinion of counsel of the Company addressed to PCM and the Company's transfer agent.

2. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless PCM and its officers, managers, members, representatives, employees and agents, successors and assigns, and each other person, if any, who controls PCM within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys' fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, "Claims") reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the

Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof; (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on PCM's behalf and will reimburse PCM, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by PCM or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by PCM. PCM agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, partner, representatives and each person who controls the Company (within the meaning of the Securities Act) against any Claims resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by PCM to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of PCM be greater in amount than the dollar amount of the proceeds (net of all expense paid by PCM in connection with any claim relating to this Section 2 and the amount of any damages PCM has otherwise been required to pay by reason of such untrue statement or omission) received by PCM upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall: (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a material conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and, provided, further, that the failure of any indemnified party to give notice as provided herein shall

not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding subsections (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 2 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

(e) Other Rights to Indemnification. The provisions of Section 2 of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

3. Company Efforts. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to register any Registrable Securities under the 1933 Act, the Company shall, as expeditiously as possible under the circumstances:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible after filing (and in any event within 90 days of the filing of such registration statement) and remain effective three years.

(b) Subject to Section 1, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and effective for three years and to comply with the provisions of the 1933 Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities.

(c) Furnish to PCM applicable copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the 1933 Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Company is required under the provisions hereof to keep the registration statement current.

(d) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

(e) Notify PCM at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the 1933 Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to PCM a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(f) As soon as practicable after the effective date of the Registration Statement, and in any event within eighteen (18) months thereafter, make generally available to PCM an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including, at the Company's option, Rule 158 thereunder. To the extent that the Company files such information with the SEC in satisfaction of the foregoing, the Company need not deliver the above referenced earnings statement to PCM.

(g) Upon request, deliver promptly to counsel of PCM copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit PCM to do such investigation at PCM's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary and for a proper purpose related to PCM offering securities pursuant to the Registration Statement. PCM agrees that it will use its best efforts not to interfere unreasonably with the Company's business when conducting any such investigation and PCM shall keep any such information received pursuant to this Section 3 confidential.

(h) Provide a transfer agent and registrar located in the United States for all such shares of common stock covered by such Registration Statement not later than the effective date of such Registration Statement.

(i) Pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective; provided that PCM shall pay all underwriting discounts, commissions and transfer taxes, and its own counsel and accounting fees, if any, relating to the sale or disposition of its Registrable Securities pursuant to such Registration Statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation: (i) all SEC and stock exchange or Financial Industry Regulatory Authority ("FINRA") registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities but no other expenses of or disbursements by the underwriters or their counsel), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and the Company's independent public accountants.

(j) Timely make all filings with FINRA and pay all FINRA filing expenses (including FINRA filing fees) incurred in connection with filings that are required by Rule 5110 of FINRA.

4. Cooperation by PCM. PCM shall furnish to the Company or the Underwriter, as applicable, such information regarding PCM and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Agreement. PCM shall cooperate as reasonably requested by the Company in connection with the preparation of the Registration Statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information regarding PCM and its plan of distribution of the securities acquired pursuant to the Option Agreement included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

5. Specific Performance. The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Agreement and that such failure would not be adequately compensable in damages, and therefore agrees that its obligations and agreements contained in this Agreement may be specifically enforced. In the event that the Company shall fail to file such Registration Statement when required pursuant to Section 1 or to keep any Registration Statement effective as provided in this Agreement or otherwise fails to comply with its obligations and agreements in this Agreement, then, in addition to any other rights or remedies PCM may have at law or in equity, the Company shall indemnify and hold harmless PCM from and against any and all manner or loss which it may incur as a result of such failure. In addition, the Company shall also reimburse PCM for any and all reasonable legal fees, expenses and disbursements incurred by it in enforcing its rights pursuant to this Agreement, regardless of whether any litigation was commenced; provided, however, that the Company shall not be liable for the fees and expenses of more than one law firm for PCM..

6. Current Public Information. With a view to making available to PCM the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable

Securities to the public without registration, for a minimum of three years from February 5, 2013, if PCM or its transferees still beneficially own Registrable Securities, the Company shall use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all time; (ii) file with the SEC in a timely manner all reports and other documents required by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iii) for a minimum of 36 months from February 5, 2013 if PCM or its transferee still beneficially owns any Registrable Securities, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act (including without limitation compliance with Rule 144(c) relating to current public information), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a holder to sell any such securities without registration.

7. Entire Agreement/Amendments. This Agreement represents the entire agreement between the Company and PCM regarding the subject matter herein and there are no other agreements or representations between the parties regarding this matter, whether oral or written. This Agreement may be modified or amended only by a written document signed by both parties.

8. Assignment. Except as specifically stated herein, neither the Company nor PCM may assign any of their rights or obligations set forth in this Agreement. Notwithstanding the foregoing, PCM may, without the consent of the Company, assign its rights hereunder to any person that purchases securities issued under the Option Agreement in a private transaction from PCM or to any of PCM's "affiliates," as that term is defined in the Exchange Act.

9. Third Party Beneficiaries. There are no third party beneficiaries to this Agreement.

10. Notice. Any notice required or contemplated by this Agreement must be in writing, signed by the sending party and delivered to the other party at their address listed above in a manner that memorializes receipt (example: overnight courier with receipt, or certified mail, return receipt requested).

11. Governing Law. This Agreement is governed by the laws of the State of New York.

12. Disputes. Any disputes arising out of or relating to this Agreement shall be resolved exclusively in the state and federal courts located in New York, New York and each party hereto irrevocably submits to the jurisdiction of such courts. In any dispute, the prevailing party shall be awarded its reasonable attorneys fees and costs.

13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14. Legal Opinions. To the extent required by the Company's transfer agent, the Company shall provide to such transfer agent, at the Company's expense, one or more opinions of counsel to the Company (a) that transfer of the securities to PCM or its designee pursuant to the Option Agreement is permitted under the 1933 Act, (b) that securities acquired by PCM or its designee pursuant to the Option Agreement may be resold in accordance with Rule 144 under the Securities Act, provided the conditions of Rule 144 are satisfied at such time, (c) unless a restrictive legend is required by law, that securities may be issued to PCM or its designee upon exercise of the Option Agreement without restrictive legend, and (d) unless a restrictive legend is required by law, that securities resold in accordance with clause (b) above may be issued without restrictive legend. The Company's obligation pursuant to this Section 14 is conditioned upon PCM or its designee providing reasonable and customary certifications required by counsel to the Company.

15. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile copy), all of which shall be considered one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first written above.

"COMPANY"

Single Touch Systems, Inc.,
a Delaware corporation

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By: ____________________
Its: ____________________

"PCM"

Peltz Capital Management, LLC,
a Delaware limited liability company

____
Harlan Peltz
Member